SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 20, 1998
                                (Date of report)


                            QUAD CITY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                          ----------------------------
                          (State or other jurisdiction
                                of incorporation)

  0-22208                                                         42-1397595
------------                                                 -------------------
(Commission                                                     (IRS Employer
File Number)                                                 Identification No.)


                                 3551-7th Street
                             Moline, Illinois 61265
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On October 21, 1998, the Board of Directors of Quad City Holdings, Inc. (the "Registrant"), declared a three-for-two stock split, payable in the form of a stock dividend of one share of Common Stock, par value $1.00 per share ("Common Stock"), for each two shares of Common Stock held of record as of November 20, 1998. The Registrant has set November 30, 1998, as the distribution date for the stock dividend. A copy of the press release distributed by the Registrant regarding the three-for-two stock split is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated November 24, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                QUAD CITY HOLDINGS, INC.,
                                                a Delaware corporation


Date: November 24, 1998                    By:  /s/ Douglas M. Hultquist
                                                --------------------------------
                                                Douglas M. Hultquist
                                                Chairman, President and
                                                Chief Executive Officer